UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2024
INTUITIVE MACHINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street
Houston	TX	77059
(Address of principal executive offices)		(Zip code)

(281)	520-3703
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common stock, each at an exercise price of $11.50 per share	LUNRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 17, 2024, the Company announced that NASA has awarded the Company a Near Space Network (“NSN”) contract for communication and navigation services for missions in the near space region, which extends from Earth’s surface to beyond the Moon.

•This NSN contract is a new Firm-Fixed-Price, Multiple Award, Indefinite-Delivery/Indefinite-Quantity (“IDIQ”) Task Order Contract.
•The NSN contract has a base period of five years with an additional five-year option period, with a maximum potential value of $4.82 billion.
•The initial NSN contract award includes incrementally funded Task Orders totaling $150 million.
•The period of performance begins Tuesday, October 1, 2024, through September 30, 2029, with the option period potentially extending the contract through September 30, 2034.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On September 17, 2024, the Company announced that NASA has awarded the Company a Near Space Network (“NSN”) contract for communication and navigation services for missions in the near space region, which extends from Earth’s surface to beyond the Moon.

•This NSN contract is a new Firm-Fixed-Price, Multiple Award, Indefinite-Delivery/Indefinite-Quantity (“IDIQ”) Task Order Contract.
•The NSN contract has a base period of five years with an additional five-year option period, with a maximum potential value of $4.82 billion.
•The initial NSN contract award includes incrementally funded Task Orders totaling $150 million.
•The period of performance begins Tuesday, October 1, 2024, through September 30, 2029, with the option period potentially extending the contract through September 30, 2034.

Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Forward looking statements include, without limitation, statements relating to projected contract values. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 17, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2024	INTUITIVE MACHINES, INC.

	By:	/s/ Stephen J. Altemus
Name: Stephen J. Altemus
Title: President and Chief Executive Officer
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